Exhibit 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into Compass Bancshares Inc.’s previously filed Registration Statement File Nos. 33-57003, 33-65437, 333-15115, 333-15117, 333-60725, 333-67835, 333-81371, 333-86455, 33-26884 and 333-66266.

ARTHUR ANDERSEN LLP

Birmingham, Alabama
September 4, 2001

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